Exhibit 99.1

Exhibit 99.1

Investor Day

2013

Innovation

The Foundation of Our Success

Doug Tough

Chairman of the Board & Chief Executive Officer

June 5, 2013

Senior Leadership Team

Doug Tough Dr. Ahmet Baydar

Chairman of the Board & Chief Executive Officer Senior Vice President, Research & Development

Kevin Berryman Francisco Fortanet

Executive Vice President & Chief Financial Officer Senior Vice President, Operations

Nicolas Mirzayantz Anne Chwat

Group President, Fragrances Senior Vice President, General Counsel and Corporate Secretary

Hernan Vaisman

Group President, Flavors Angelica Cantlon

Senior Vice President, Human Resources

Meeting Agenda

Wednesday, June 5th

Meeting Time

Doug Tough 8:00 am 8:20 am Hernan Vaisman 8:20 am 8:40 am Nicolas Mirzayantz 8:40 am 9:00 am Dr. Ahmet Baydar 9:00 am 9:20 am Break 9:20 am 9:30 am Technology Demonstrations 9:30 am 11:00am Francisco Fortanet 11:00am 11:20am Kevin Berryman 11:20am 11:40 am Doug Tough 11:40 am 12:00 pm Q&A: Adjourn (Box Lunch) 12:00 pm 1:00 pm

Technology Demonstrations

Flavors (Upstairs)

FlavorFit™—satisfying consumers’ need for healthier choices, without compromising on taste

Citrus Toolbox unique and authentic citrus flavors for the most refreshing beverages

Fragrances (Downstairs)

Encapsulation encapsulated fragrances smell fresher longer

Acqua di Gioia Giorgio Armani birth of a Fine Fragrance, using Naturals and Consumer Insights (Scent Emotions)

Classics —creating the classic scents of yesterday, today and tomorrow

“We create unique scent and taste experiences people love”

Member of S&P 500

Listed on NYSE

Market cap of ~$6.5 billion

$2.8 billion in sales and $488 million in adjusted operating profit (FY 2012)

Leading innovator

Create flavors & fragrances for the food, beverage and beauty industries

Company Overview

Geographic Global Reach

5,700 Employees

Serving Consumers in 100 Countries

Operating in 32 Countries

47% sales to Emerging Markets

Product Diversified Portfolio

49% Flavors

51% Fragrances

Multiple End-Use Categories

Naturals

Customer Outstanding Base

Strong Multinationals

Leading Regionals

Stable Customer Base Committed to Growing

IFF’s Business Model A Holistic Chain

Consumer Creative Operational Customer

R&D

Insight Centers Excellence Intimacy

Based on rigorous Discovery of Commercializing Efficiency in all Increase

consumer new materials innovative we do participation on

research Development of solutions Internal margin core supplier lists

400,000 consumer new technologies Network of 22 improvement Deep interviews Creation of new creative centers initiatives understanding of every year compounds around the world Productivity our customers’

Understand trends Work with our and efficiency brands and goals

Enhance existing

in all parts of ingredients and customers’ drive profitability Knowledge world; e.g., compounds product of customers’

China, India development market positioning

and Indonesia +235 patents since groups

2000; 11 in 2012

Successfully Creating Consumer-Preferred Products

2010 Strategic Initiatives

Introduced Economic Profit to prioritize investments

Developed a process for prioritizing R&D programs/investment

Ingrained philosophy of investing resources behind advantaged categories

Created a roadmap for achieving strong financial results

Allows us to track and measure progress

Goal is to maximize returns on investments

Results of 2011 Strategic Assessment

Flavors & Fragrances are both attractive

Bulk of portfolio is EP positive

Some categories and customers needed remediation

We have substantial organic growth opportunities

M&A could be used to accelerate organic growth

Three Strategic Pillars

Leverage Geographic Reach

Strengthen Innovation Platform

Maximize Portfolio

Leverage Geographic Reach

Sales Profile

43% 49%

57% 51%

Q1-2010 Q1-2013

Developed Emerging

Markets Markets

Revenues by Region (1)

Latin Europe,

America Africa and

16% Middle East

32%

25%

North

America 27%

Greater Asia

75% of our Sales are

Outside North America

1.Chart above based on 2012 total revenue of $2.8 billion

Strengthen Innovation Platform

Our Innovations, such as Health & Wellness, or Encapsulated Fragrances, or other modulators such as malodor, deliver:

Customer Benefit drives market share

Consumer Benefit meets an unmet need

IFF Benefit innovation drives gross margin

Innovation is our life-blood

Maximize Portfolio: Consolidated Portfolio Impact

Leveraging Geographical Reach, Our Innovation Platforms and the Profitability Initiatives Have Led to Substantial Improvement in Our Portfolio Performance Since 2010

2010 Portfolio Value Breakdown

% Capital Employed

15%

EP Positive

20% EP Break-even

65% EP Negative

Focus on profitable categories, customers and regions

Exit of low-margin sales activities

New plants are state-of-the-art

Plant closings to drive operating efficiencies

% of capital employed that is generating returns above cost of capital

Investment in Our People

We have Focused on Attraction,

Development and Retention of Our Talent

Regional Recruiter Model

3 Pronged Development Approach

Management tools/employee transparency

Retention of Critical Talent

Creating a Competitive Advantage

Increase R&D Investments to Improve Innovation

Develop superior products and delivery systems that address consumer needs

Deepen understanding of customers’ brands

Use innovation to drive continuous margin improvement

Invest in facilities, creative centers, and people to support growth

Investor Day

2013

Innovation

The Foundation of Our Success

Investor Day

2013

Innovation

The Foundation of Our Success

Hernan Vaisman

Group President, Flavors

June 5, 2013

Global Flavors Market Potential

IFF Flavors Estimated Market Share Increased 2 ppts to14% Since 2007

Global Flavors Market Breakdown

by Category

Other

Dairy 3%

8%

Beverage

Sweet 35%

21%

Savory

33%

Global Flavors Market Breakdown

by Region

Latin

America

11%

EAME

33%

North

America

27%

Greater

Asia

29%

Total Flavors Market Estimated at: $9.6B*

(3-5% CAGR since 2007)

Source: IAL Consultants & Internal Estimates *2011

Progress Since 2010

Average local currency sales LFL growth of 9% with a quarterly range of 6% to 12%

Emerging markets account for 50% of Q1-2013 sales, up from 47% in Q1-2010

Health & Wellness and Naturals platforms are significant contributors to current portfolio strength

Segment profit increased 13% 3-Year CAGR to $298 million for full year 2012

Local Currency Sales Growth

LFL Sales Growth has Accelerated

Over Past 3 Years

9%

6%

2007—2009 2010—2012

Enlarged footprint in emerging markets of Asia and Middle East

Invested in profitable categories and customers to drive continued growth

Increased R&D investment to improve innovation and deliver superior products

Emerging Market Presence

2010—Q1 2013 Expanding Emerging Market Sales

55%

53% 52% 51% 50%

50% FY FY FY Q1 ’13

47% 48% 49% 50%

45%

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013

Developed Emerging

Flavors Segment Profit Drivers

Segment Margin

(2010-2012—Percent)

2.0 21.6

20.2 0.6

FY 2010 Net Price and Strategic FY 2012

Input Costs Initiatives

Segment profit increased $55 million since 2010, despite pressure from increased raw material input costs

Profit expansion due to exit of low-margin sales activities, positive mix, operating efficiencies, and other cost-savings initiatives

Consistent Growth & Profitability

Double-digit adjusted segment profit growth accelerated

Improved adjusted segment profit due to consistent sales growth, ongoing innovations and targeted focus on higher-margin business opportunities

Ongoing innovations and market coverage initiatives should drive future growth

Adjusted Segment Profit

21.6%

$300 21.1%

$250 20.2%

18.4% 19.3%

$200 18.6%

16.7%

$150 $284 $298

$243

$100 $187 $201 $209

$149

$50

$-

2006 2007 2008 2009 2010 2011 2012

Execution on Strategic Growth Pillars

Strengthen Innovation Platform

Leverage Geographic Reach

Maximize Portfolio

Leverage Geographic Reach

IFF

Aligning Our Investments in Manufacturing Capacity and Labs with Fast-Growing Markets

Greater China



~7%

Expected Market Growth

India



~9%

Expected Market Growth

Indonesia



~5%

Expected Market Growth

Turkey



~5%

Expected Market Growth

Source: IAL Consultants & Internal Estimates

Strengthen Innovation Platform

Consumer Drivers

Naturalness Health & Wellness Taste Affordability

vity

Acti Naturals Flavor Encapsulation & High-Impact

of Modulators Delivery Molecules

s Freshness Mitigate effects of Flavor release Cost reduction /

Pillar Authenticity reduction Sodium, sugar, fat Longer-lasting taste concentrated flavors

Flavor masking

IFF

Maximize Portfolio

In 2012 All Categories are EP Positive

Negative

~20%

Positive

Positive 100%

~80%

2010 2012

Almost all categories and regions showed significant improvement vs. 2009; all are EP positive

Q2 ’13 will be the last quarter with impact from the exit of low-margin sales activities

Expect to have cumulatively exited approximately $55 million since 2010

Strategic Priorities Going Forward

Leverage Geographic Reach

Additional investment in targeted developing markets in Africa, Middle East, Central and Southeast Asia

Exploring additional opportunities in largest developing countries where different ethnic/religious groups demand specific tastes

Improving market coverage in developed countries where we have underdeveloped market share

Strategic Priorities Going Forward

Strengthen Innovation Platform

Natural Flavors ingredients

New game-changing Flavor modulators and existing tool box

High-impact molecules through analytical and organic chemistry

Delivery Systems

Strategic Priorities Going Forward

Maximize Portfolio

Focus on profitable sub-categories where IFF has currently significant opportunities for growth

Target technology-driven taste solutions instead of commodities

Cost-savings and margin expansion through manufacturing efficiencies

Summary

Strategic Priorities

Enlarge Footprint

Continue alignment of innovation activities to consumer needs

Pursue opportunities to better position IFF in more profitable categories

Financial Long Expectations -Term

Sales growth of 2 to 3 percentage points above industry

Improve gross margin

Segment profit growth of high single-digits

Investor Day

2013

Innovation

The Foundation of Our Success

Investor Day

2013

Innovation

The Foundation of our Success

Nicolas Mirzayantz

Group President, Fragrances

June 5, 2013

Global Fragrance Compound Market

IFF Fragrance Compound Market Share Increased 2 ppts to19% Since 2009

Global Fragrance Compound Market

by Category

Personal

Wash Fine

15% Fragrance

27%

Home

Care

16%

Beauty Fabric

Care Care

17% 25%

Global Fragrance Compound Market

by Region

Latin

America

17% Europe,

Africa,

Middle

East

Asia 40%

20%

North

America

23%

Total Fragrance Compounds Market Estimated at $6B and Growing 2-3% Per Year

Source:

2011 IAL Consultants & Internal Estimates

Performance Update

8% average (2010-2012) local currency sales growth for Fragrance Compounds due to strong win rates, increased core list participation, innovation and emerging markets growth

Innovation (e.g., encapsulation) driving sales & profitability

Emerging markets growing importance

Ingredients sales declined due to competitors’ penetration in high volume, low value product portfolio

Actions taken to rationalize portfolio (including Augusta closing)

8% 3-Year CAGR Adjusted Segment Profit thru 2012

Local Currency Sales Growth

Acceleration in Fragrance Compounds

Competitive Pressure in Ingredients

Ingredients 8%

Compounds

1%

0% 0%

2007-2009 2010-2012

More than 80% of IFF Fragrance sales are Fragrance Compounds

Strengthening resources in emerging markets

Investment in higher profit categories and customers to drive continued growth

Increased R&D investment to improve innovation and deliver superior products

Leverage Geographic Reach

Emerging Market Sales: 48% of Total Fragrance Sales and 54% of Compound Sales

60%

58% 56% 54% 52%

50% FY FY FY Q1

42% 44% 46% 48%

40%

Q1 2010Q2 2010Q3 2010Q4 2010Q1 2011Q2 2011Q3 2011Q4 2011Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013

Developed Emerging

Adjusted Segment Profit Drivers

Adjusted Segment Margin

(2010-2012—Percent)

17.3%	2.8%
2.0%	16.5%

FY 2010 Net Price and Strategic FY 2012

Input Costs Initiatives

280 bps reduction due to unprecedented input cost increases

200 bps improvement from strategy execution

Resources focused on higher profit businesses is improving mix

Corrective actions to improve negative EP businesses

Adjusted Segment Profit Growth

2007-2009 2010-2012

3-Year CAGR

8%

-5%

8% CAGR adjusted segment profit under new strategy execution, reversing downward trend; despite substantial input cost increases

Investing in and successfully growing higher profit businesses

Innovation / encapsulation technology key sales growth driver

Fixing unprofitable businesses and streamlining manufacturing footprint

Execution on Strategic Growth Pillars

Leverage Strengthen Maximize

Geographic Reach Innovation Platform Portfolio

Leverage Geographic Reach

Of Our Top 10 Markets, 5 are in Emerging Markets; $54 Million in Capital Spending Since 2010

Greater Asia

$1.2 Billion Market Potential > 5% Growth

New technology center in Mumbai

Expanded C&A Resources in Singapore

New Singapore plant

Latin America

$1 Billion Market Potential > 4.5% Growth

2009 Investment in Sao Paulo Creative Center Leveraged

Expanded C&A Resources in Mexico

Source: IAL Consultants & Internal Estimates

Strengthen Innovation Platform

Consumer Drivers

Multi-Sensorial

Experience Health & Wellness Sustainability Affordability

s

Platform “I enjoy “I take care “I take care

every moment” of myself” of our Planet” “I can afford it”

R&D New Molecules New Molecules New Molecules New Molecules

IFF Naturals Naturals Naturals Process Engineering

Delivery Systems Delivery Systems Process Engineering Performance Insight

Performance Insight Performance Insight

Malodor

Maximize Portfolio

Economic Profit

Analysis of Portfolio

10% 11% Negative

11% Neutral

40% Positive

78%

50%

2010 2012

Good progress in improving economic profit performance

Executed strategic alignment program in 2012

Profitability restored through pricing & margin initiatives

Fact-based analysis indicates fixing remaining unprofitable portfolio creates more value than exiting

Fragrance Ingredients Overview

Ingredients is Primarily Focused on Supplying Cost Advantaged Ingredients to IFF Fragrances Compounds; Excess Capacity is Sold; External Ingredients Sales Continue to Generate Positive EP

> 50% of Fragrance Compound Raw

Materials Supplied by IFF Ingredients

0

IFF

Ingredients

3rd Party

Suppliers

< 20% of Total Fragrance

Sales are External Ingredients

External

Ingredients

Fragrance

Compounds

Strategic Initiatives/Realignment—Ingredients

Increased use of IFF ingredients in Fragrance Compounds

? Increased pipeline of new molecules for internal use

Rationalizing portfolio of ingredients and manufacturing assets

Augusta plant closure planned for mid 2014

Long-term Amyris Biotechnology collaboration

Investing in new pilot plant to increase speed to market for internally-used innovative and low cost molecules

Strategic Priorities Going Forward

Leverage Geographic Reach

Continuing our investments in fast growing emerging markets

? India

? China & South East Asia

? Brazil & Mexico

? Middle East

Strengthening our consumer insight leadership in emerging markets

Gain market share in developed markets

Strategic Priorities Going Forward

Strengthen Innovation Platform

New Molecules

– Create unique and differentiated fragrance experiences

– Provide low cost, high impact solutions for emerging markets

Naturals – differentiated & unique fragrance experiences

Delivery Systems – strengthening encapsulation leadership

Process Engineering – cost innovation and sustainability

Performance Insight – leverage modeling capabilities

Malodor – develop new malodor coverage systems

Strategic Priorities Going Forward

Maximize Portfolio

Leverage innovation to support margin enhancement

Accelerate growth in higher margin businesses

Continue to improve profitability of negative economic profit businesses

Execute Fragrance Ingredients strategy

Continue to drive proven productivity programs

Summary

Strategic Pillars

Leverage Geographic Reach

Strengthen Innovation Platform

Maximize Portfolio

Financial Long Expectations -Term

Compounds sales growth of 2% to 3% above industry

Stabilize external Fragrance Ingredients sales

Improve Gross Margin

Segment Profit growth of high single-digits

Investor Day

2013

Innovation

The Foundation of Our Success

Investor Day

2013

Research & Development

Ahmet Baydar

SVP, Research & Development

June 5, 2013

IFF Strategic Pillars

R&D Drives Progress Across Our 3 Strategic Pillars

Strategy

Leverage Strengthen

Geographic Innovation Maximize

Reach Platform Portfolio

R&D

R&D Strategy

Introduced Our Refreshed Research Strategy at 2011 Investor Day

Create Ingredients and Technologies to drive product superiority and differentiation

Focus Research Platforms on customer and consumer needs

Improve consumer preference, cost-efficiency, and drive growth

Broaden internal research capabilities and open innovation

Customer and Consumer Needs

Strengthened Consumer Insights and Customer Intimacy…

1Health Wellness & 3Taste Preferred or Scent 5Performance & Diffusion 7Compliance Regulatory

2Sustainability 4Naturals 6Malodor 8CostInnovation

Research Platforms

… to Direct Our 10 Research Platforms

Flavor Fragrance

1Flavor Modulation 3Delivery 5Fragrance Molecules 7Delivery 9Malodor Systems Systems

2FlavorNaturals 4High Impact 6Naturals Fragrance 8ProcessResearch 10Modeling

Portfolio Management Approach

Utilize an Economic Profit-Based Process to Prioritize Investment

2of Likelihood Success 4Prioritization Resource &

1Opportunity Market 3Value to IFF 5Execution

Progress on Innovation Strategy

Our Strategic Approach Is Accelerating the Rate and Impact of Innovation

Flavor Molecule Pipeline

Fragrance New Molecule Pipeline

Delivery Systems Portfolio

Cost Innovation

Total Innovation Pipeline

Flavor Modulation

Developing Next Generation of Flavor Modulation Technologies

Launched portfolio of exclusive healthy flavor technologies

Creating novel flavor modulators via isolates from biodiversity and receptor research

Flavor Naturals

Providing Healthier, Cost-Effective, Authentic Taste Solutions

Created robust pipeline of novel natural flavors, targeting:

Natural versions of existing molecules

Extracts with unique performance

Leveraging biotechnology to create sustainable, cost-effective naturals

Flavor Delivery Systems

Extending Our Flavor Encapsulation Solutions

Launched superior encapsulation technologies to deliver specific flavor attributes; e.g.:

Physical form

Protection

Time release

Creating pipeline of novel delivery technologies for challenging applications

Fragrance Molecules

Strengthening Portfolio and Providing Creative Teams with a Winning Edge

Launching strong portfolio of new molecules

Over short-, mid-, and long-term

Competitive edge for Compounds

Long-term value for Ingredients

Fragrance Naturals

Introducing Novel Naturals to Differentiate Our Fine Fragrance Creation

Leveraging sustainable cultivation, extraction, and cultivation techniques

Higher-impact unique naturals

Superior olfactive profiles

Expanding global sourcing and synergies between Flavors & Fragrances

Fragrance Delivery Systems

Creating the Next Generation of Encapsulation for New Category Applications

Built market leadership in Fabric Care; adapting for Personal Wash and Hair Care

Creating proprietary delivery systems to:

Expand into additional categories Drive breakthrough performance

Strengthen our IP

Sustainability: Green Chemistry

Ensuring Our Products and Processes Set Industry-Standard in Sustainability

Reducing energy use and waste via microreactors and proprietary catalysts

New ingredients and processes are eco-efficient and “green by design”

Renewable raw materials

Energy-efficient pathways

Biodegradable

Open Innovation: Value Drivers

External Collaborations Drive Value in 3 Key Ways

1	2 3

Provide Augment & Expand

Accelerate Innovation

Guidance Internal Innovation Horizons

Open Innovation: Scientific Advisory Board

Expert Guidance and Insight on Technical Approach

Steven V. Ley, Leslie B. Vosshall, Cheryl Perkins, Brian J. Willis, Thomas D. Sharkey,

Ph.D. Ph.D. M.S. Ph.D. Ph.D.

Professor of Professor of President, Former SVP of Professor and

Organic Chemistry, Molecular and Innovationedge; R&D and Department Chair

Cambridge Receptor Biology, Former CIO, Board Member, of Biochemistry,

University, UK; The Rockefeller Kimberly-Clark Quest F&F Michigan State

Commander of University University

British Empire

Open Innovation: Biotechnology

Building Biotechnology Expertise with Industry Leaders

Natural vanillin through biotechnology

Broad collaboration to pursue other targets

Focused on sustainable, cost-stable route to key IFF Fragrance ingredients

Key Takeaways

Accelerating rate and impact of innovation

R&D well-aligned to address key customer and consumer needs

Open Innovation becoming critical driver of progress

Strong innovation pipeline building IFF’s long-term competitive advantage

Investor Day

2013

Research & Development

ANNUAL REVENUE GROWTH
	2004	2005	2006	3-Year	2007	2008	2009	3-Year	2010	2011	2012	3-Year
Total Company
Reported Sales Growth	7%	-2%	5%	3%	9%	5%	-3%	4%	13%	6%	1%	7%
Currency Impact	-5%	-1%	0%		-4%	-3%	3%		0%	-2%	3%
Local Currency Sales Growth	2%	-3%	5%	1%	5%	2%	0%	2%	13%	4%	4%	7%
Flavors
Reported Sales Growth					12%	9%	-1%	7%	11%	12%	2%	8%
Currency Impact					-3%	-3%	3%		-1%	-3%	3%
Local Currency Sales Growth					9%	6%	2%	6%	10%	9%	5%	8%
Exit of Flavors Low Margin Sales Activities					0%	0%	0%		0%	0%	3%
Like-For-Like Local Currency Sales Growth					9%	6%	2%	6%	10%	9%	8%	9%

Fragrance Compounds
Reported Sales Growth					5%	1%	-4%	1%	14%	4%	3%	7%
Currency Impact					-4%	-2%	3%		1%	-3%	4%
Local Currency Sales Growth					1%	-1%	-1%	0%	15%	1%	7%	8%

Ingredients
Reported Sales Growth					9%	5%	-4%	3%	15%	-6%	-12%	-1%
Currency Impact					-4%	-4%	2%		3%	-3%	2%
Local Currency Sales Growth					5%	1%	-2%	1%	18%	-9%	-10%	0%

QUARTERLY REVENUE GROWTH
	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Flavors
Reported Sales Growth	13%	13%	9%	10%	13%	14%	13%	8%	3%	5%	0%	1%
Currency Impact	-5%	-2%	1%	1%	-1%	-6%	-5%	0%	2%	3%	6%	2%
Local Currency Sales Growth	8%	11%	10%	11%	12%	8%	8%	8%	5%	8%	6%	3%
Exit of Flavors Low Margin Sales Activities	0%	0%	0%	0%	0%	0%	0%	0%	1%	1%	3%	4%
Like-For-Like Local Currency Sales Growth	8%	11%	10%	11%	12%	8%	8%	8%	6%	9%	9%	7%

The Company uses non-GAAP financial measures such as (i) local currency sales (which eliminates the effects that result from translating its international sales in U.S. dollars) and (ii) like-for-like sales (which excludes the impact of exiting low-margin sales activities, the impact of selling the Company’s fruit preparations business in Europe and foreign exchange) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

Adjusted Gross Margin

(IN THOUSANDS U.S. $)	FY 2010	Q1 2013	Margin Improvement
As Reported Gross Profit	1,092,602	311,360
Operational Improvement Initiative Costs	—	1,198

Adjusted Gross Profit	1,092,602	312,558

Net Sales	2,622,862	727,836

Adjusted Gross Margin	41.7%	42.9%	1.2%

The Company uses non-GAAP financial measures such as Adjusted Gross Profit and Adjusted Gross Margin (which exclude operational improvement initiative costs) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

ADJUSTED OPERATING PROFIT

(IN THOUSANDS U.S. $)	2003	2006	3-Year CAGR	2009		3-Year CAGR	2012	3-Year CAGR
As Reported Operating Profit	285,774	331,173	5.0%	340,288		0.9%	486,618	12.7%
Restructuring and Other Charges	42,421	2,680		18,301			1,668
Employee Separation Costs	—	—		6,320			—
Insurance Recovery	—	(3,565)		—			—

Adjusted Operating Profit	328,195	330,288	0.2%	364,909		3.4%	488,286	10.2%

ADJUSTED EARNINGS PER SHARE (EPS)
(PER SHARE DATA U.S. $)	2003	2006	3-Year CAGR	2009		3-Year CAGR	2012	3-Year CAGR
As Reported EPS	1.83	2.48	10.7%	2.46		-0.3%	3.09	7.9%
Restructuring and Other Charges	0.29	0.02		0.19			0.01
Employee Separation Costs	—	—		0.05			—
Insurance Recovery	—	(0.03)		—			—
Tax Settlement	—	(0.04)		—			—
Other Income (Primarily Asset Gains)	—	(0.11)		—			—
Spanish Tax Settlement	—	—		—			0.88

Adjusted EPS	2.12	2.32	3.1%	2.69	¹	5.1%	3.98	13.9%

[1]	The sum of Reported EPS plus the per share effects of items added back to reconcile to Adjusted EPS may not equal the total Adjusted EPS due to rounding differences.

ADJUSTED EFFECTIVE TAX RATE

	2004	2005	2006	2007	2008	2009	2010	2011	2012
As Reported Effective Tax Rate	30.2%	21.6%	28.2%	25.3%	19.1%	29.3%	26.7%	28.6%	42.7%
Restructuring and Other Charges Tax Benefit	0.6%	1.0%	0.0%	—	0.7%	-0.6%	-0.4%	0.0%	0.0%
AJCA Tax Benefit	—	9.3%	—	—	—	—	—	—	—
Tax Settlements	—	—	1.2%	3.0%	7.6%	—	—	—	—
Curtailment Tax Benefit	—	—	—	0.2%	—	—	—	—	—
Asset Gain Tax Expense	—	—	—	-0.1%	—	—	—	—	—
Employee Separation Costs Tax Benefit	—	—	—	—	0.2%	0.1%	—	—	—
Shared Service Implementation Tax Benefit	—	—	—	—	0.1%	—	—	—	—
Insurance Recovery Tax Expense	—	—	0.0%	—	-0.2%	—	—	—	—
Other Income (Primarily Asset Gains)	—	—	-0.3%	—	—	—	—	—	—
Patent Litigation Settlement Benefit	—	—	—	—	—	—	—	-1.5%	—
Spanish Tax Settlement	—	—	—	—	—	—	—	—	-16.3%

Adjusted Effective Tax Rate	30.8%	31.9%	29.1%	28.4%	27.5%	28.8%	26.3%	27.1%	26.4%

The Company uses non-GAAP financial measures such as Adjusted Operating Profit, Adjusted Effective Tax Rate and Adjusted EPS (which excludes the impact of our restructuring and strategic initiatives, the AJCA tax benefit, tax settlements, curtailments, gains on asset sales, employee separation costs, cost associated with the implementation of our shared services, insurance recoveries, the Mane patent litigation settlement and the Spanish tax settlement) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

FLAVORS
(IN THOUSANDS U.S. $)	2006	2007	2008	2009	2010	2011	2012	2006 - 2009 CAGR	Since 2009
As Reported Segment Profit*	153,099	187,275	197,838	208,966	242,528	284,246	298,326	10.9%	12.6%
Insurance Recovery	(3,565)	—	—	—	—	—	—
Restructuring and Other Charges	(463)	—	3,538	—	—	—	—

Adjusted Segment Profit	149,071	187,275	201,376	208,966	242,528	284,246	298,326	11.9%	12.6%

Net Sales	894,775	1,005,544	1,092,544	1,081,488	1,203,274	1,347,340	1,378,377

Adjusted Segment Margin	16.7%	18.6%	18.4%	19.3%	20.2%	21.1%	21.6%

FRAGRANCES
(IN THOUSANDS U.S. $)	2006	2007	2008	2009	2010	2011	2012	2006 - 2009 CAGR	2009 - 2012 CAGR
As Reported Segment Profit*	212,240	211,942	202,081	188,561	244,966	226,560	238,379	-3.9%	8.1%
R&D Tax Credit	2,180	—	—	—	—	—	—

Revised Reported Segment Profit	214,420	211,942	202,081	188,561	244,966	226,560	238,379
Restructuring and Other Charges	2,639	—	4,396	—	—	—	—

Adjusted Segment Profit	217,059	211,942	206,477	188,561	244,966	226,560	238,379	-4.6%	8.1%

Net Sales	1,200,615	1,271,094	1,296,828	1,244,670	1,419,588	1,440,678	1,443,069

Adjusted Segment Margin	18.1%	16.7%	15.9%	15.1%	17.3%	15.7%	16.5%

*	In the 2009 period, segment profit was referred to as adjusted operating profit and excluded amounts related to restructuring and other costs. In the 2006 - 2008 periods, segment profit was referred to as operating income and included restructuring and other costs as well as insurance recoveries.

The Company uses non-GAAP financial measures such as Adjusted Segment Profit (which excludes the impact of our restructuring and strategic initiatives and insurance recoveries) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

ADJUSTED RETURN ON AVERAGE INVESTED CAPITAL

(IN THOUSANDS U.S. $)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Debt	884,535	684,926	950,673	807,340	1,212,641	1,255,654	1,011,529	921,567	894,936	1,031,175
Deferred gain on interest rate swaps	(39,685)	(24,104)	(2,296)	(817)	(151)	(16,893)	(14,953)	(12,897)	(10,965)	(9,028)
Cash and cash equivalents	(12,081)	(32,596)	(272,545)	(114,508)	(151,471)	(178,467)	(80,135)	(131,332)	(88,279)	(324,422)

Net Debt	832,769	628,226	675,832	692,015	1,061,019	1,060,294	916,441	777,338	795,692	697,725
Equity	742,631	910,487	915,347	916,056	626,359	580,642	771,910	1,003,155	1,107,407	1,252,555

Total Invested Capital	1,575,400	1,538,713	1,591,179	1,608,071	1,687,378	1,640,936	1,688,351	1,780,493	1,903,099	1,950,280

Restructuring and Other Charges, net of tax	27,514	20,370	15,857	1,982	—	12,543	14,763	8,928	9,444	1,047
AJCA Tax Benefit	—	—	(25,000)	—	—	—	—	—	—	—
Tax Settlements	—	—	—	(3,511)	(9,718)	(23,070)	—	—	—	—
Curtailment, net of tax	—	—	—	—	3,685	—	—	—	—	—
Asset Gain, net of tax	—	—	—	—	(7,719)	—	—	—	—	—
Employee Separation Costs, net of tax	—	—	—	—	—	2,217	4,028	—	—	—
Shared Service Implementation, net of tax	—	—	—	—	—	1,377	—	—	—	—
Insurance Recovery, net of tax	—	—	—	(2,496)	—	(1,612)	—	—	—	—
Other Income (Primarily Asset Gains), net of tax	—	—	—	(10,068)	—	—	—	—	—	—
Patent Litigation Settlement, net of tax	—	—	—	—	—	—	—	—	29,846	—
Spanish Tax Settlement	—	—	—	—	—	—	—	—	—	72,362

Total Non-recurring Items	27,514	20,370	(9,143)	(14,093)	(13,752)	(8,545)	18,791	8,928	39,290	73,409

Cumulative Non-recurring Items	27,514	47,884	38,741	24,648	10,896	2,351	21,142	30,070	69,360	142,769

Adjusted Total Invested Capital	1,602,914	1,586,597	1,629,920	1,632,719	1,698,274	1,643,287	1,709,493	1,810,563	1,972,459	2,093,049

As Reported Operating Profit		310,279	266,876	331,173	361,213	355,133	340,288	416,361	427,729	486,618
Restructuring and Other Charges		31,830	23,319	2,680	—	18,212	18,301	10,077	13,172	1,668
Curtailment		—	—	—	5,943	—	—	—	—	—
Employee Separation Costs		—	—	—	—	3,391	6,320	—	—	—
Shared Service Implementation		—	—	—	—	2,079	—	—	—	—
Insurance Recovery		—	—	(3,565)	—	(2,600)	—	—	—	—
Patent Litigation Settlement		—	—	—	—	—	—	—	33,495	—

Adjusted Operating Profit		342,109	290,195	330,288	367,156	376,215	364,909	426,438	474,396	488,286

As Reported Effective Tax Rate		30.2%	21.6%	28.2%	25.3%	19.1%	29.3%	26.7%	28.6%	42.7%
Restructuring and Other Charges Tax Benefit		0.6%	1.0%	0.0%	—	0.7%	-0.6%	-0.4%	0.0%	0.0%
AJCA Tax Benefit		—	9.3%	—	—	—	—	—	—	—
Tax Settlements		—	—	1.2%	3.0%	7.6%	—	—	—	—
Curtailment Tax Benefit		—	—	—	0.2%	—	—	—	—	—
Asset Gain Tax Expense		—	—	—	-0.1%	—	—	—	—	—
Employee Separation Costs Tax Benefit		—	—	—	—	0.2%	0.1%	—	—	—
Shared Service Implementation Tax Benefit		—	—	—	—	0.1%	—	—	—	—
Insurance Recovery Tax Expense		—	—	0.0%	—	-0.2%	—	—	—	—
Other Income (Primarily Asset Gains)		—	—	-0.3%	—	—	—	—	—	—
Patent Litigation Settlement Benefit		—	—	—	—	—	—	—	-1.5%	—
Spanish Tax Settlement		—	—	—	—	—	—	—	—	-16.3%

Adjusted Effective Tax Rate		30.8%	31.9%	29.1%	28.4%	27.5%	28.8%	26.3%	27.1%	26.4%

Adjusted Operating Profit After Tax		236,739	197,623	234,174	262,884	272,756	259,815	314,285	345,835	359,378

Adjusted Return on Invested Capital *		14.8%	12.3%	14.4%	15.8%	16.3%	15.5%	17.9%	18.3%	17.7%

*	Return on average invested capital is defined as adjusted operating profit after tax divided by 2-year average adjusted invested capital.

The Company uses non-GAAP financial measures such as Adjusted Return on Invested Capital (ROIC) (which excludes the net impact of our restructuring and strategic initiatives, the AJCA tax benefit, tax settlements, curtailments, gains on asset sales, employee separation costs, cost associated with the implementation of our shared services, insurance recoveries, the Mane patent litigation settlement and the Spanish tax settlement) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

WORKING CAPITAL EFFEICIENCY

(IN THOUSANDS U.S. $)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Trade Receivables (1)	478,177	527,709	523,389	543,133	508,736
Inventories	544,439	555,017	539,267	547,676	540,658
Accounts Payable	(208,759)	(189,223)	(169,673)	(160,956)	(199,272)

Core Working Capital	813,857	893,503	892,983	929,853	850,122

FY 2012 Net Sales					2,821,446

Core Working Capital as a % of Net Sales*					31.1%

(IN THOUSANDS U.S. $)	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Trade Receivables (1)	460,274	528,541	553,335	524,893	478,177
Inventories	531,675	559,550	568,162	534,765	544,439
Accounts Payable	(200,153)	(185,205)	(166,438)	(180,931)	(208,759)

Core Working Capital	791,796	902,886	955,059	878,727	813,857

FY 2011 Net Sales					2,788,018

Core Working Capital as a % of Net Sales*					31.1%

(IN THOUSANDS U.S. $)	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Trade Receivables (1)	456,674	480,553	486,638	521,524	460,274
Inventories	444,977	446,912	454,608	503,991	531,675
Accounts Payable	(161,027)	(154,451)	(155,056)	(169,652)	(200,153)

Core Working Capital	740,624	773,014	786,190	855,863	791,796

FY 2010 Net Sales					2,622,862

Core Working Capital as a % of Net Sales*					30.1%

(IN THOUSANDS U.S. $)	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Trade Receivables (1)	412,127	430,219	484,550	490,549	456,674
Inventories	479,567	452,282	441,007	435,744	444,977
Accounts Payable	(114,997)	(95,303)	(117,892)	(140,597)	(161,027)

Core Working Capital	776,697	787,198	807,665	785,696	740,624

FY 2009 Net Sales					2,326,158

Core Working Capital as a % of Net Sales*					33.5%

(IN THOUSANDS U.S. $)	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Trade Receivables	412,221	464,251	477,195	470,363	412,127
Inventories	484,222	512,034	525,651	509,281	479,567
Accounts Payable	(130,992)	(133,236)	(137,178)	(115,511)	(114,997)

Core Working Capital	765,451	843,049	865,668	864,133	776,697

FY 2008 Net Sales					2,389,372

Core Working Capital as a % of Net Sales*					34.4%

*	Core working capital as a % of net sales is defined as 5-quarter average core working capital divided by full year net sales
(1)	Q1 2013, Q1 - Q3 2011, Q1 - Q4 2010 and Q4 2009 have been revised to be consistent with other periods presented.

ADJUSTED CASH FLOWS FROM OPERATIONS
(IN THOUSANDS U.S. $)	2004	2005	2006	2004 - 2006	2007	2008	2009	2007 - 2009	2010	2011	2012	2010 - 2012
Cash Flows Provided By Operating Activities	295,847	177,160	281,619	754,626	314,062	220,613	291,637	826,312	315,136	189,190	323,796	828,122
Payments Pursuant To Patent Litigation Settlement	—	—	—		—	—	—		—	39,995	—
Payments Pursuant To Spanish Tax Settlement	—	—	—		—	—	—		—	—	105,503

Adjusted Cash Flows Provided By Operating Activities	295,847	177,160	281,619	754,626	314,062	220,613	291,637	826,312	315,136	229,185	429,299	973,620

The Company uses non-GAAP financial measures such as adjusted cash flows provided by operations (which excludes payments made related to the Mane patent litigation settlement an Spanish tax settlement) as the Company believes that these non-GAAP financial measures provide investors with an overall perspective of the period-to-period performance of our core business. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.